                                                                 Exhibit 4.1

INCORPORATED UNDER THE LAWS
 OF THE STATE OF DELAWARE


                             DESIGNER HOLDINGS LTD.

THIS CERTIFIES THAT


IS THE OWNER OF


    FULLY PAID AND NONASSESSABLE SHARES OF COMMON STOCK OF THE PAR VALUE OF
                            ONE CENT ($.01) EACH OF

Designer Holdings Ltd., transferable on the books of the Corporation by the holder hereof in person or by duly authorized attorney, upon surrender of this certificate properly endorsed. This certificate and the shares represented hereby are issued and shall be held subject to all the provisions of the Certificate of Incorporation of the Corporation and any amendments thereto to all of which the holder of this certificate by acceptance hereof assents. This certificate is not valid unless countersigned and registered by the Transfer Agent and Registrar.

Witness the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.

Dated:

Countersigned and Registered:
  CHEMICAL MELLON SHAREHOLDER SERVICES, L.L.C.
                  Transfer Agent and Registrar

By


                          Authorized Signature


                         [DESIGNER HOLDINGS LTD. SEAL]


                                                /s/   ARNOLD H. SIMON
                                                --------------------------------
                                                         CHIEF EXECUTIVE OFFICER

                                                /s/   JOHN J. JONES
                                                --------------------------------
                                                                      SECRETARY
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        The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

        TEN COM - as tenants in common                  UNIF GIFT MIN ACT - ______________ Custodian ______________
                                                                                 (Cus)                  (Minors)
        TEN ENT - as tenants by their entireties                            under Uniform Gifts to Minors
                                                                            Act _________________________
        JT TEN  - as joint tenants with right of                                          (name)
                  survivorship and as tenants
                  in common

     Additional abbreviations may also be used though not in the above line.

For value received, ____________________ hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER
  IDENTIFICATION NUMBER OF ASSIGNEES
______________________________________

______________________________________

_______________________________________________________________________________
 (PLEASE PRINT OR TYPEWRITE  NAME AND ADDRESS, INCLUDING ZIP CODE, OF ASSIGNEE)

_______________________________________________________________________________

_______________________________________________________________________________

________________________________________________________________________ shares of the capital stock represented by the within Certificate, and do hereby irrevocably constitute and appoint

_______________________________________________________________________Attorney
to transfer the said stock on the books of the within named Corporation with full power of substitution in the premises.

Dated ________________


                _______________________________________________________________
       NOTICE: THE SIGNATURE TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME AS WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATEVER.

Signature(s) Guaranteed:

______________________________________________________________
THE SIGNATURE(S) SHOULD BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION BANKS, STOCKBROKERS, SAVINGS AND LOAN ASSOCIATIONS AND CREDIT UNION WITH MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM, PURSUANT TO S.E.C. RULE 17AD-16.

_______________________________________________________________________________

   AMERICAN BANKNOTE COMPANY                                 ??????
        550 Old Mill Road                            PROOF OF APRIL 19 ???
        Wordham, PA 10064                          DESIGNER HOLDINGS LTD.
           215-225-3400                                 1443625 book
_______________________________________________________________________________

SALESPERSON -   J. NAROLITANO   214-225-3400      OP.             NEW
_______________________________________________________________________________

       /home/larry/homeII/DESIGNER 43825              insert banknote name
_______________________________________________________________________________